ALLSPRING FUNDS TRUST

RULE 18f-3 MULTI-CLASS PLAN

I.          Introduction.

Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), this Rule 18f-3 Multi-Class Plan (the “Plan”) sets forth the method for allocating fees and expenses among each class of shares in the separate investment portfolios (the “Funds”) of Allspring Funds Trust (the “Trust”). In addition, the Plan sets forth the maximum initial sales charges, contingent deferred sales charges (“CDSCs”), Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to each class of shares of the Funds.

The Trust is an open-end series investment company registered under the 1940 Act, the shares of which are registered on Form N-1A under the Securities Act of 1933. The Trust hereby elects to offer multiple classes of shares of the Funds pursuant to the provisions of Rule 18f-3 and the Plan. Appendix A, as it may be amended from time to time, lists the Funds that have approved the Plan and the classes of each such Fund. Each such Fund that has authorized the issuance of multiple classes of shares is referred to as a “Multi-Class Fund” hereunder.

II.        Allocation of Expenses.

A. Mandatory Class Expenses. Pursuant to Rule 18f-3, the Trust allocates to each class of shares of a Multi-Class Fund: (i) any fees and expenses incurred by the Fund in connection with the distribution of such class of shares under a distribution plan adopted for such class of shares pursuant to Rule 12b-1; and (ii) any fees and expenses incurred by the Fund under a shareholder servicing plan in connection with the provision of shareholder administrative or liaison services to the holders of such class of shares.

B. Board-Approved Class Expenses. The Trust’s Board of Trustees has approved the allocation of class-level administration fees incurred by a particular class of shares for administration services provided by the Multi-Class Funds’ administrator at the class level. Appendix B, as it may be amended from time to time, lists the class-level administration fees payable by each class of the Multi-Class Funds.

C. Discretionary Class Expenses. In addition, pursuant to Rule 18f-3, the Trust may allocate the following fees and expenses to a particular class of shares of a Multi-Class Fund:

(i)	transfer agent fees that are attributable to such class of shares;
(ii)	printing and postage expenses related to preparing and distributing materials such as shareholder reports, notices, prospectuses, reports, and proxies to current shareholders of that class or to regulatory agencies with respect to such class of shares;
(iii)	blue sky notification or other filing fees incurred with respect to such class of shares;
(iv)	Securities and Exchange Commission registration fees incurred with respect to such class of shares;
(v)	the expense of administrative personnel and services (including, but not limited to, those of a portfolio accountant, custodian or dividend paying agent charged with calculating net asset values or determining or paying dividends) as required to support the shareholders of such class of shares;
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(vi)	litigation or other legal expenses incurred with respect to such class of shares;
(vii)	fees of the Trust’s Trustees incurred with respect to matters affecting such class of shares;
(viii)	independent accountants’ fees incurred with respect to such class of shares; and
(ix)	any other fees and expenses, not including advisory or custodial fees or other expenses related to the management of the Fund’s assets, incurred with respect to such class of shares.

For all purposes under this Plan, fees and expenses incurred “with respect to” a class of shares are those fees and expenses that are actually incurred in a different amount by the class or that relate to a different kind or degree of services provided to the class. Any decision to treat expenses referenced in this Subsection C as class expenses and any subsequent changes to such decision will be reviewed and approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust.

C. Relative Net Asset Value Allocation. Income, realized and unrealized capital gains and losses, and any expenses of a Multi-Class Fund not allocable to a particular class of the Fund pursuant to this Plan shall be allocated to each class of the Fund based upon the relative net asset value of that class in relation to the aggregate net asset value of the Fund. In certain cases, a service provider for a Multi-Class Fund may waive or reimburse all or a portion of the expenses of a specific class of shares of the Multi-Class Fund. The Board of Trustees will monitor any such waivers or reimbursements to ensure that they do not generate inappropriate cross-subsidization between classes.

III.        Class Arrangements.

The following summarizes the maximum initial sales charges, CDSCs, Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to a particular class of shares of the Multi-Class Funds. Appendix A sets forth the actual sales charges, Rule 12b-1 fees and shareholder servicing fees of each class of shares of each Multi-Class Fund. Additional details and restrictions regarding such fees and services are set forth in the relevant Fund’s current Prospectus and Statement of Additional Information.

A. Class A Shares – Multi-Class Funds.

1.	Maximum Initial Sales Charge: Not to exceed 5.75% of the net asset value (“NAV”) at the time of purchase, as further specified in Appendix A.
2.	Contingent Deferred Sales Charge: Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a CDSC of 1.00% if they are redeemed within one year from the date of purchase. Effective February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. The CDSC will be calculated based upon the NAV at the time of purchase of the Class A shares being redeemed.
3.	Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.
4.	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.
5.	Conversion Features: None
6.	Exchange Privileges: As described in the current prospectus for each Fund.
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B. Class A2 Shares – Multi-Class Funds.

1.	Maximum Initial Sales Charge: Not to exceed 5.75% of the net asset value (“NAV”) at the time of purchase, as further specified in Appendix A.
2.	Contingent Deferred Sales Charge: Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a CDSC of 1.00% if they are redeemed within one year from the date of purchase. The CDSC will be calculated based upon the NAV at the time of purchase of the Class A shares being redeemed.
3.	Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.
4.	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.
5.	Conversion Features: None
6.	Exchange Privileges: As described in the current prospectus for each Fund.

C. Class B Shares – Multi-Class Funds.

1.	Maximum Initial Sales Charge: None
2.	Contingent Deferred Sales Charge: Class B shares that are redeemed within six years from the receipt of a purchase order affecting such shares are subject to a CDSC equal to the percentage indicated below of the dollar amount of the applicable NAV. For Class B shares purchased prior to June 9, 2003, the CDSC will be calculated based upon the lesser of the NAV at the time of purchase of the Class B shares being redeemed or the NAV of such shares at the time of redemption. For Class B shares purchased on or after June 9, 2003, the CDSC will be calculated based upon the NAV at the time of purchase of the Class B shares being redeemed. No CDSC is imposed on Class B shares purchased through reinvestment of dividends or capital gain distributions. No CDSC is imposed on annual redemptions totaling 10% or less of an investor’s holdings through the systematic withdrawal program.
Redemption Within:	1 Year	2 Years	3 Years	4 Years	5 Years	6 Years	7 Years
CDSC:	5.0%	4.0%	3.0%	3.0%	2.0%	1.0%	0.0%
3.	Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.75% of average daily net assets attributable to Class B shares, as further specified in Appendix A.
4.	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class B shares, as further specified in Appendix A.
5.	Conversion Features: Class B shares of a Multi-Class Fund that have been outstanding for seven years after the end of the month in which the shares were initially purchased automatically convert to Class A shares of such Fund. Such conversion is on the basis of the relative NAVs of the two classes, without the imposition of any sales charge or other charge.
6.	Exchange Privileges: As described in the current prospectus for each Fund.

D. Class C Shares— Multi-Class Funds.

1.	Maximum Initial Sales Charge: None
2.	Contingent Deferred Sales Charge: Class C shares that are redeemed within one year of a receipt of a purchase order affecting such shares are subject to a CDSC of 1.00%. For Class C shares purchased prior to June 9, 2003, the CDSC will be calculated based upon
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the lesser of NAV at the time of purchase of the Class C shares being redeemed or the NAV of such shares at the time of redemption. For Class C shares purchased on or after June 9, 2003, the CDSC will be calculated based upon the NAV at the time of purchase of the Class C shares being redeemed. No CDSC is imposed on Class C shares purchased through reinvestment of dividends or capital gain distributions. No CDSC is imposed on annual redemptions totaling 10% or less of an investor’s holdings through the systematic withdrawal program.

3.	Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.75% of average daily net assets attributable to Class C shares, as further specified in Appendix A.
4.	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class C shares, as further specified in Appendix A.
5.	Conversion Features: Effective February 5, 2019, Class C shares of a Multi-Class Fund that have been outstanding for ten[1] years after the end of the month in which the shares were initially purchased or otherwise acquired automatically convert to Class A shares of such Fund. Such conversions to Class A shares will be made at net asset value minus any applicable CDSC, without the imposition of any sales charge or other charge.
6.	Exchange Privileges: As described in the current prospectus for each Fund.

E. Class T Shares -- Multi-Class Funds.

1.	Maximum Initial Sales Charge: Not to exceed 2.5% of the net asset value (“NAV”) at the time of purchase, as further specified in Appendix A.
7.	Contingent Deferred Sales Charge: None
8.	Maximum Annual Rule 12b-1 Distribution Fee: None
9.	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class T shares, as further specified in Appendix A.
10.	Conversion Features: None
11.	Exchange Privileges: As described in the current prospectus for each Fund.

F. Administrator Class Shares — Multi-Class Non-Money Market Funds.

1	Maximum Initial Sales Charge: None
2	Contingent Deferred Sales Charge: None
3	Maximum Annual Rule 12b-1 Distribution Fee: None
4	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Administrator Class shares, as further specified in Appendix A.
5	Conversion Features: None
6	Exchange Privileges: As described in the current prospectus for each Fund.

G. Administrator Class Shares – Multi-Class Money Market Funds.

1.	Maximum Initial Sales Charge: None
2.	Contingent Deferred Sales Charge: None

[1]	On August 11, 2020, the Board of Trustees of Allspring Funds Trust approved a change in the automatic conversion feature of Class C shares to Class A shares to shorten the holding period from 10 years to 8 years, effective November 5, 2020.
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3.	Maximum Annual Rule 12b-1 Distribution Fee: None
4.	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.10% of the average daily net assets attributable to Administrator Class shares, as further specified in Appendix A.
5.	Conversion Features: None
6.	Exchange Privileges: As described in the current prospectus for each Fund.

H. Institutional Class Shares -- Multi-Class Funds.

1.	Maximum Initial Sales Charge: None
2.	Contingent Deferred Sales Charge: None
3.	Maximum Annual Rule 12b-1 Distribution Fee: None
4.	Maximum Annual Shareholder Servicing Fee: None
5.	Conversion Features: None
6.	Exchange Privileges: As described in the current prospectus for the Fund.

I. Class R4 Shares – Multi-Class Funds.

1.	Maximum Initial Sales Charge: None

2.	Contingent Deferred Sales Charge: None

3.	Maximum Annual Rule 12b-1 Distribution Fee: None
4.	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.10% of the average daily net assets attributable to Administrator Class shares, as further specified in Appendix A.
5.	Conversion Features: None
6.	Exchange Privileges: As described in the current prospectus for each Fund.

J. Class R6 Shares – Multi-Class Funds.

1.	Maximum Initial Sales Charge: None
2.	Contingent Deferred Sales Charge: None
3.	Maximum Annual Rule 12b-1 Distribution Fee: None
4.	Maximum Annual Shareholder Servicing Fee: None
5.	Conversion Features: None
6.	Exchange Privileges: As described in the current prospectus for each Fund.

K. Select Class Shares – Multi-Class Money Market Funds.

1.	Maximum Initial Sales Charge: None

2.	Contingent Deferred Sales Charge: None

3.	Maximum Annual Rule 12b-1 Distribution Fee: None
4.	Maximum Annual Shareholder Servicing Fee: None
5.	Conversion Features: None
6.	Exchange Privileges: As described in the current prospectus for each Fund.
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L. Service Class Shares -- Multi-Class Funds.

1	Maximum Initial Sales Charge: None
2	Contingent Deferred Sales Charge: None
3	Maximum Annual Rule 12b-1 Distribution Fee: None
4	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of the average daily net assets attributable to Service Class shares, as further specified in Appendix A.
5	Conversion Features: None
6	Exchange Privileges: As described in the current prospectus for each Fund.

M. Sweep Class Shares – Multi-Class Money Market Funds.

1.	Maximum Initial Sales Charge: None
2.	Contingent Deferred Sales Charge: None
3.	Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.35% of the average daily net assets attributable to Sweep Class shares, as further specified in Appendix A.
4.	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of the average daily net assets attributable to Sweep Class shares, as further specified in Appendix A.
5.	Conversion Features: None
6.	Exchange Privileges: As described in the current prospectus for each Fund.

N. Premier Class Shares – Money Market Funds.

1.	Maximum Initial Sales Charge: None
2.	Contingent Deferred Sales Charge: None
3.	Maximum Annual Rule 12b-1 Distribution Fee: None
4.	Maximum Annual Shareholder Servicing Fee: None
5.	Conversion Features: None
6.	Exchange Privileges: As described in the current prospectus for the Fund.

O. Elevate Class Shares – Money Market Funds.

1.	Maximum Initial Sales Charge: None
2.	Contingent Deferred Sales Charge: None
3.	Maximum Annual Rule 12b-1 Distribution Fee: None
4.	Maximum Annual Shareholder Servicing Fee: None
5.	Conversion Features: None
6.	Exchange Privileges: As described in the current prospectus for the Fund.

P. Tribal Inclusion Class Shares – Money Market Funds.

1.	Maximum Initial Sales Charge: None
2.	Contingent Deferred Sales Charge: None
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3.	Maximum Annual Rule 12b-1 Distribution Fee: None
4.	Maximum Annual Shareholder Servicing Fee: None
5.	Conversion Features: None
6.	Exchange Privileges: As described in the current prospectus for the Fund.

Q. Roberts & Ryan Class Shares – Money Market Funds.

1.	Maximum Initial Sales Charge: None
2.	Contingent Deferred Sales Charge: None
3.	Maximum Annual Rule 12b-1 Distribution Fee: None
4.	Maximum Annual Shareholder Servicing Fee: None
5.	Conversion Features: None
6.	Exchange Privileges: As described in the current prospectus for the Fund.
IV.	Board Review.

The Board of Trustees of the Trust shall review the Plan as it deems necessary. Prior to any material amendment(s) to the Plan with respect to any Multi-Class Fund’s shares, the Trust’s Board of Trustees, including a majority of the Trustees that are not interested persons of the Trust, shall find that the Plan, as proposed to be amended (including any proposed amendments to the method of allocating class and/or fund expenses), is in the best interest of each class of shares of the Fund individually and the Fund as a whole. In considering whether to approve any proposed amendment(s) to the Plan, the Trustees of the Trust shall request and evaluate such information as they consider reasonably necessary to evaluate the proposed amendment(s) to the Plan.

Adopted: March 26, 1999

Most recently amended: August 16, 2023

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APPENDIX A

RULE 18f-3 MULTI-CLASS PLAN

ALLSPRING FUNDS TRUST

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC±,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
Absolute Return Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	2.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Alternative Risk Premia Fund Class R6 Institutional Class	None None	None None	None None	None None
Asset Allocation Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
C&B Large Cap Value Fund[2] Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
C&B Mid Cap Value Fund[3] Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	2.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
California Tax-Free Fund Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None

[2]	On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the name change of Allspring C&B Large Cap Value Fund to Allspring Large Cap Value Fund, effective on or about March 4, 2024.
[3]	On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring C&B Mid Cap Value Fund into the Allspring Special Mid Cap Value Fund, effective on or about February 23, 2024.
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Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC±,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
Common Stock Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Conservative Income Fund Class A2 Institutional Class	2.00 None	None None	None None	0.15 None
Core Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	4.50 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Core Plus Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	4.50 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Disciplined Small Cap Fund Class A Class R6 Administrator Class Institutional Class	5.75 None None None	None None None None	None None None None	0.25 None 0.25 None
Disciplined U.S. Core Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Discovery All Cap Growth Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Discovery Innovation Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Discovery Large Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Discovery Mid Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
A-2

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC±,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
Discovery Small Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Discovery SMID Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Diversified Capital Builder Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Diversified Income Builder Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Dynamic Target Today Fund[4] Class A Class C Class R4 Class R6 Administrator Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.10 None 0.25
Dynamic Target 2015 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.10 None 0.25
Dynamic Target 2020 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.10 None 0.25
Dynamic Target 2025 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.10 None 0.25

[4]	On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the liquidation and termination of the entire suite of Dynamic Target Date Funds, effective on or about February 9, 2024.
A-3

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC±,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
Dynamic Target 2030 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.10 None 0.25
Dynamic Target 2035 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.10 None 0.25
Dynamic Target 2040 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.10 None 0.25
Dynamic Target 2045 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.10 None 0.25
Dynamic Target 2050 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.10 None 0.25
Dynamic Target 2055 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.10 None 0.25
Dynamic Target 2060 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.10 None 0.25
Dynamic Target 2065 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.10 None 0.25
A-4

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC±,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
Emerging Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Emerging Markets Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Emerging Markets Equity Income Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Global Investment Grade Credit Fund Class A Class C Class R6 Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None None
Global Long/Short Equity Fund Class A Class C Class R6 Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None None
Government Money Market Fund[5] Class A Administrator Class Elevate Class Institutional Class Roberts & Ryan Class[6] Select Class Service Class Sweep Class Tribal Inclusion Class	None None None None None None None None None	None None None None None None None None None	None None None None None None None 0.10 None	0.25 0.10 None None None None 0.25 0.25 None
Government Securities Fund Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None

[5]	On November 16, 2022, the Board of Trustees of Allspring Funds Trust approved the establishment of the Elevate Class and the Tribal Inclusion Class to the Allspring Government Money Market Fund. Both share classes will become effective at a date to be determined.
[6]	On August 16, 2023, the Board of Trustees of Allspring Funds Trust approved the establishment of the Roberts & Ryan share class for the Government Money Market Fund, effective on or about October 23, 2023.
A-5

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC±,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
Growth Balanced Fund[7] Class A Class C Administrator Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.25
Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	None None None None	None None None None	None None None None	0.10 None None 0.25
High Yield Bond Fund Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
High Yield Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	4.50 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Income Plus Fund Class A Class C Administrator Class Institutional Class	4.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Index Asset Allocation Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Index Fund Class A Class C Administrator Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.10
Intermediate Tax/AMT-Free Fund Class A Class C Class R6 Administrator Class Institutional Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None

[7]	On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Growth Balanced Fund into the Allspring Asset Allocation Fund, effective on or about February 23, 2024.
A-6

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC±,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
International Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None No ne None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Large Cap Core Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Large Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Large Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Moderate Balanced Fund[8] Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Money Market Fund Class A Class C Premier Class Service Class	None None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None 0.25
Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	4.50 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None

[8]	On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Moderate Balanced Fund into the Allspring Spectrum Moderate Growth Fund, effective on or about February 23, 2024.
A-7

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC±,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
Municipal Cash Management Money Market Fund[9] Administrator Class Institutional Class Service Class	None None None	None None None	None None None	0.10 None 0.25
Municipal Sustainability Fund Class A Class C Class R6 Administrator Class Institutional Class	4.50 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
National Tax-Free Money Market Fund Class A Administrator Class Premier Class Service Class	None None None None	None None None None	None None None None	0.25 0.10 None 0.25
Opportunity Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Pennsylvania Tax-Free Fund Class A Class C Institutional Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Precious Metals Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Premier Large Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Real Return Fund Class A Class C Class R6 Administrator Class Institutional Class	4.50 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Short Duration Government Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	2.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None\

[9]	On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the liquidation and termination of the Allspring Municipal Cash Management Money Market Fund, effective on or about January 19, 2024.
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Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC±,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
Short-Term Bond Plus Fund Class A Class C Class R6 Institutional Class	2.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None None
Short-Term High Income Fund Class A Class C Administrator Class Institutional Class	3.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Short-Term Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	2.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Small Cap Fund[10] Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Small Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Special Global Small Cap Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Special International Small Cap Fund Class A Class C Class R6 Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None None

[10]	On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Small Cap Fund into the Allspring Small Company Value Fund, effective on or about February 23, 2024.
A-9

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC±,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
Special Large Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Special Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Special Small Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Spectrum Aggressive Growth Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Spectrum Conservative Growth Fund Class A Class C Institutional Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Spectrum Growth Fund Class A Class C Institutional Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Spectrum Income Allocation Fund Class A Class C Institutional Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Spectrum Moderate Growth Fund Class A Class C Institutional Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Strategic Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	4.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Roberts & Ryan Class Select Class Service Class	None None None None None None	None None None None None None	None None None None None None	0.25 0.10 None None None 0.25
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Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC±,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
Ultra Short-Term Income Fund Class A Class A2 Class C Administrator Class Institutional Class	2.00 2.00 None None None	None None 1.00 None None	None None 0.75 None None	0.25 0.15 0.25 0.25 None
Ultra Short-Term Municipal Income Fund Class A Class A2 Class C Class R6 Administrator Class Institutional Class	2.00 2.00 None None None None	None None 1.00 None None None	None None 0.75 None None None	0.25 0.15 0.25 None 0.25 None
U.S. Long/Short Equity Fund Class A Class C Class R6 Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None None
Utility and Telecommunications Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Wisconsin Tax-Free Fund Class A Class C Institutional Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Roberts & Ryan Class Service Class Sweep Class	None None None None None None	None None None None None None	None None None None None 0.10	0.25 0.10 None None 0.25 0.25

Appendix A amended: November 15, 2023

± Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission (except for those Funds identified in the table as having Class A shares that are not subject to any CDSC). Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

Effective July 15, 2022 (June 1, 2022 for the Global Investment Grade Credit Fund), Class A shares for the California Tax-Free Fund, the Core Bond Fund, the Core Plus Bond Fund, the Global Investment Grade Credit Fund, the Government Securities Fund, the High Yield Bond Fund, the High Yield Municipal Bond Fund, the International Bond Fund, the Minnesota Tax-Free Fund, the Municipal Bond Fund, the Municipal Sustainability Fund, the Pennsylvania Tax-Free Fund and the Wisconsin Tax-Free Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission.

Class A shares for the Intermediate Tax/AMT-Free Fund and Short-Term Municipal Bond Fund that are purchased at NAV in amounts of $1,000,000 will be assessed a 0.50% if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission. Effective November 1, 2012, Class A shares for the Intermediate Tax/AMT-Free Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.50% CDSC if the shares are redeemed within 12 months of purchase.

A-11

Class A shares for the Short-Term Income Bond Fund that are purchased at NAV in amounts of $500,000 will be assessed a 0.40% if they are redeemed within twelve months from the date of purchase, unless the dealer of record waives its commission. Effective November 1, 2012, Class A shares for the Short-Term High Yield Bond Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.50% CDSC if the shares are redeemed within 12 months of purchase.

Class A shares for the Adjustable Rate Government Fund, California Limited-Term Tax-Free Fund, Short Duration Government Bond Fund and Short-Term Bond Plus Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.40% if they are redeemed within twelve months from the date of purchase, unless the dealer of record waives its commission.

^ Front-end sales load waivers and/or discounts with respect to Class A, Class B, Class C and/or Class T and waivers of contingent deferred sales charge (“CDSC”) waivers with respect to Class A, Class B, Class C may be made available only to customers of a specific financial intermediary selling shares of a Fund (“Intermediary”) or to shareholders purchasing through an Intermediary platform or account, in each case, as disclosed in a Fund’s Prospectus.

A-12

APPENDIX B

Multi-Class Funds and Classes	Class-Level Administration Fee
Multi-Class Non-Money Market/Non-Fixed Income Funds and Classes (other than Asset Allocation Fund)
Class A, Class C	0.20%
Administrator Class	0.13%
Institutional Class and Class R4	0.13%
Class R4	0.08%
Class R6	0.03%
Absolute Return Fund
Class A, Class C	0.20%
Administrator Class	0.13%
Institutional Class	0.13%
Class R6	0.03%
Asset Allocation Fund
Class A, Class C	0.20%
Administrator Class	0.13%
Institutional Class	0.13%
Multi-Class Fixed Income Funds and Classes (Non-Money Market Funds)
Class A, Class A2, Class C	0.15%
Administrator Class	0.10%
Institutional Class and Class R4	0.08%
Class R6	0.03%
Multi-Class Money Market Funds and Classes
Class A and Class C	0.20%
Administrator Class	0.10%
Elevate Class	0.06%
Premier Class	0.08%
Institutional Class	0.08%
Roberts & Ryan Class	0.08%
Select Class	0.04%
Service Class	0.12%
Sweep Class	0.03%
Tribal Inclusion Class	0.06%

Appendix B amended: August 16, 2023

B-1